UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – November 15, 2005

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York	11545

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Bylaws

On November 15, 2005, the Board of Directors of The First of Long Island Corporation amended Article III, Sections 6 of the Corporation’s bylaws entitled Regular Meeting and eliminated Article III, Section 14 of the bylaws entitled Retirement. Article III, Section 6 of the bylaws was amended to provide for regular meetings of the Board of Directors on the third Tuesday of every month, with the exception of August, rather than the third Tuesday of each January, April, July and October. Both amendments are effective immediately. The Corporations bylaws, as amended, are furnished as Exhibit 3 (ii) to this Form 8-K filing.

Item 9.01. Exhibit

Exhibit 3 (ii) – Bylaws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2005	The First of Long Island Corporation (Registrant) By: /s/ Mark D. Curtis Mark D. Curtis Senior Vice President &Treasurer (principal accounting & financial officer)